UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 28, 2004

COMSYS IT PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13956	56-1930691
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4400 Post Oak Parkway, Suite 1800
Houston, Texas 77027

(Address of Principal Executive Offices)

(713) 386-1400

(Registrant’s telephone number, including area code)

Venturi Partners, Inc.
Five LakePointe Plaza
2709 Water Ridge Parkway, 2nd Floor
Charlotte, North Carolina 28217

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 3.02. Unregistered Sales of Equity Securities
Item 3.03. Material Modification to Rights of Security Holders
Item 5.01. Changes in Control of Registrant
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Voting Agreement dated September 30, 2004
Voting Agreement - MatlinPatterson Global Opportunities Partners, L.P.
Amended and Restated Certificate of Incorporation
Amended and Restated Bylaws of COMSYS IT Partners, Inc.
Consent of Ernst & Young LLP
Press Release

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On September 30, 2004, we completed the merger of our wholly owned subsidiary VTP, Inc., which we refer to as Merger Sub, with and into COMSYS Holding, Inc., which we refer to as COMSYS, pursuant to an Agreement and Plan of Merger, dated as of July 19, 2004, as amended as of September 3, 2004, among us, Merger Sub, Venturi Technology Partners, LLC, COMSYS Information Technology Services, Inc., COMSYS and certain stockholders of COMSYS, which we refer to as the Merger Agreement. In the merger, COMSYS survived and continues as one of our wholly owned subsidiaries. At the effective time of the merger, we changed the name of our corporation from “Venturi Partners, Inc.” to “COMSYS IT Partners, Inc.”

     In the merger, COMSYS stockholders received shares of our common stock in exchange for their shares of COMSYS capital stock in accordance with the exchange ratios described below. Each share of COMSYS’ common stock outstanding immediately prior to the effective time of the merger was canceled and converted automatically into the right to receive 0.0001 of a share of our common stock. Each share of COMSYS’ Class A-3 preferred stock outstanding immediately prior to the effective time of the merger was canceled and converted automatically into the right to receive 10.4397 shares of our common stock. The conversion of COMSYS’ Class B preferred stock was based on its liquidation value, agreed for purposes of the Merger Agreement to be $53,726,164. Each dollar of the agreed upon liquidation value of COMSYS’ Class B preferred stock (and each share of such preferred stock outstanding immediately prior to the effective time of the merger) was canceled and converted automatically into the right to receive 0.01165118 of a share of our common stock. Each share of COMSYS’ Class C preferred stock outstanding immediately prior to the effective time of the merger was canceled and converted automatically into the right to receive 117.41923 shares of our common stock. Each share of COMSYS’ Class D preferred stock outstanding immediately prior to the effective time of the merger was canceled and converted automatically into the right to receive 1,411.423 shares of our common stock. In connection with, but prior to, the merger, all outstanding shares of COMSYS’ Class A-1, Class A-2 and Class E preferred stock were repurchased or redeemed.

     At the effective time of the merger, each option to acquire shares of COMSYS common stock that was outstanding under the COMSYS 1999 Stock Option Plan immediately prior to the effective time of the merger remained outstanding and became exercisable for shares of our common stock at the rate of 0.0001 of a share for each share of COMSYS common stock. A detailed description of the merger consideration is set forth in our definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission, or the SEC, on September 7, 2004 and is incorporated by reference in this report.

     On September 30, 2004, we also completed the sale of our staffing services division, which involved the sale by our subsidiary, PFI Corp., of the outstanding capital stock of Venturi Staffing, Inc. to CBS Personnel Services, Inc. (formerly known as Compass CS Inc.) under the terms of the Stock Purchase Agreement, dated as of July 19, 2004, among PFI Corp., us and CBS Personnel Services, Inc., which we refer to as the Stock Purchase Agreement, for approximately $30.3 million in cash and the assumption of approximately $700,000 in liabilities. After payment of transaction costs and liabilities of the division for which we will remain responsible, we expect to retain approximately $25.5 million in net cash proceeds from the sale. CBS Personnel Services, Inc. is an affiliate of The Compass Group International LLC, which itself is an affiliate of Inland Partners, L.P. and Links Partners, L.P. Prior to the merger, Inland Partners, L.P. and Links Partners, L.P. collectively beneficially owned approximately 23.8% of our common stock and following the merger collectively beneficially own approximately 10% of our common stock. In addition, one of our directors, Mr. Sabo, is a director of CBS Personnel Services, Inc. as well and a principal of The Compass Group International LLC, the ultimate parent entity of CBS Personnel Services, Inc., Inland Partners, L.P. and Links Partners, L.P.

     The merger resulted in a combination of our technology services business with COMSYS. Prior to the merger, our technology services division offered information technology staffing and consulting services in a range of computer-related disciplines, as well as technology tools for human capital management. The staffing services division sold by us to CBS Personnel Services, Inc. offered a variety of temporary office, clerical, accounting and finance, light technical and light industrial staffing services.

     Prior to the merger, COMSYS was one of the largest providers of information technology staffing services in the United States, providing information technology, staffing services, vendor management services and project solutions to a diversified customer base including clients in the energy, health care, insurance, financial services, telecommunications and government sectors.

     The descriptions of the Merger Agreement and the Stock Purchase Agreement set forth above are qualified by reference to the Merger Agreement and the Stock Purchase Agreement that are filed as Annex A and Annex B to our definitive proxy statement on Schedule 14A, filed with the SEC on September 7, 2004, respectively, and are incorporated by reference in this report.

Item 3.02. Unregistered Sales of Equity Securities.

     On September 30, 2004, in addition to the common stock issued by us to the COMSYS stockholders in the merger, Wachovia Investors, Inc., the holder of COMSYS’ subordinated debt, converted approximately $22.4 million of such debt into approximately 22,400 shares of our new Series A-1 preferred stock described in Item 3.03 below. The terms of these transactions are described in more detail in our definitive proxy statement on Schedule 14A filed with the SEC on September 7, 2004 and are incorporated by reference in this report.

Item 3.03. Material Modification to Rights of Security Holders.

     In connection with the merger, our articles of incorporation and bylaws were amended and restated effective as of the effective time of the merger. The general effect of the amendments to our articles of incorporation and bylaws on the rights of holders of our securities is disclosed in our definitive proxy statement on Schedule 14A filed with the SEC on September 7, 2004 and is incorporated by reference in this report. In connection with the merger, our board of directors designated a new series of our preferred stock, Series A-1 preferred stock, and some of COMSYS’ existing debt was converted into shares of this new series, as described in Item 3.02 above. The description of our new Series A-1 preferred stock, as well as the terms of conversion of our and COMSYS’ existing debt, is included in our definitive proxy statement on Schedule 14A referenced above and is incorporated by reference in this report. Our amended and restated articles of incorporation and bylaws are attached to this report as Exhibits 3.1 and 3.2, respectively.

Item 5.01. Changes in Control of Registrant.

     The merger, which was effected on September 30, 2004, resulted in the change in control of our company. At the effective time of the merger, the former COMSYS stockholders acquired 55.4% of our outstanding common stock on a fully diluted basis and the Venturi holders of our common stock, options and warrants owned 44.6% of our outstanding common stock on a fully diluted basis. The merger consideration is described above in Item 2.01 and in our definitive proxy statement referenced above under “The Merger Agreement-Merger Consideration,” which description is incorporated by reference in this report.

     At the effective time of the merger, Wachovia Investors beneficially owned 47.3% of our outstanding common stock, MatlinPatterson Global Opportunities Partners, L.P. beneficially owned 9.4% of our outstanding common stock and Inland Partners, L.P. and Links Partners, L.P. collectively beneficially owned 9.5% of our outstanding common stock. Pursuant to the terms of the voting agreement entered into at the time of the merger with certain of our stockholders, Wachovia Investors has the right to recommend to the nominating committee of our board four to six nominees to be elected to our board of directors, depending on the size of the board, during the first three years after the merger, and each stockholder party to the voting agreement is required to vote its shares of our common stock in favor of such nominees. Although MatlinPatterson is not a party to the voting agreement, MatlinPatterson has separately agreed to vote all of its shares of our common stock in favor of the directors nominated by our nominating committee during the first three years after the merger. In addition, we have agreed to nominate Michael T. Willis to serve as a director during that three-year period, so long as he remains our chief executive officer. Certain parties to the voting agreement also have the conditional right to designate observers to attend meetings of our board of directors. After the expiration of this three-year period, the stockholders that are parties to the voting agreement and owned more than 10% of our outstanding stock at the effective time of the merger will have the right to designate nominees for election to the board if they then own 10% or more of our common stock.

     In addition, our amended and restated articles of incorporation and bylaws, effective as of the effective time of the merger, provide for the designation of nominees for election as directors. During the three-year period following the merger, our Group B directors serving on our nominating committee have the right to designate a majority of the nominees for election to our board of directors to the extent such nominees are not designated pursuant to the voting agreement discussed above, and our Group A directors on the committee have the right to designate the remaining directors.

     The descriptions of the Merger Agreement, the voting agreements and our amended and restated articles and bylaws set forth above are qualified by reference to such documents, which are filed as Annex A to our definitive proxy statement referenced above, and Exhibits 2.4, 2.5, 3.1 and 3.2 hereto, respectively, and are incorporated by reference in this report.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     In connection with the merger, two of our directors, Janice L. Scites and William Simione, resigned and the size of our board of directors was increased from six to nine, in each case at the effective time of the merger. Larry L. Enterline, Victor E. Mandel, Christopher R. Pechock and Elias J. Sabo continue their service as our directors, all of whom were designated as Group A directors, and Frederick W. Eubank II, Ted A. Gardner, Scott B. Perper, Arthur C. Roselle and Michael T. Willis were elected to serve as Group B directors, effective immediately after the effective time of the merger.

     In connection with the merger, Larry L. Enterline, Chief Executive Officer and Chairman of Board of Directors, James C. Hunt, President and Chief Financial Officer, Ken R. Bramlett, Jr., Senior Vice President, General Counsel and Secretary, and Thomas E. Stafford, Vice President of Human Resources, resigned from their respective positions as officers of our company, effective as of the effective time of the merger. The following individuals were appointed to serve as our principal executive officers, in the capacities listed below, effective immediately after the effective time of the merger:

Name	Corporate Office/Title
Michael T. Willis	Chairman of the Board, Chief Executive Officer and President
Joseph C. Tusa, Jr.	Senior Vice President and Chief Financial Officer

     Prior to his appointment as our Chairman of the Board, Chief Executive Officer, President and one of our directors immediately after the effective time of the merger, Michael T. Willis, 60, served as President and Chief Executive Officer of COMSYS since September 1999. From 1993 through September 1999, Mr. Willis served as President and Chief Executive Officer of Metamor Worldwide, Inc., formerly COREStaff, Inc. In 1999, COMSYS was purchased from Metamor Worldwide by the management of COMSYS and certain institutional investors, including Wachovia Capital Partners (then known as First Union Capital Partners). Mr. Willis is one of the leading integrators in the information technology staffing industry and has gained extensive experience managing both public and private companies in the sector for more than 30 years. Mr. Willis founded the regional firms of Willis & Associates (in 1971), Med-Staff (in 1982) and Professional Healthcare Providers (in 1992). In addition to COREStaff, he also founded the national firm of Talent Tree Personnel Services in 1976. Mr. Willis has served as Chairman of Accretive Solutions, Inc. (formerly known as Accountec, Inc.), a provider of project outsourcing, interior consultants and executive search for accounting, financial and information technology services, since 1999.

     Prior to his appointment as our Senior Vice President and Chief Financial Officer, Joseph C. Tusa, Jr., 46, served as Senior Vice President and Chief Financial Officer of COMSYS since December 2001. Mr. Tusa joined COMSYS in May 2001 as Senior Vice President of Finance and Administration. Mr. Tusa served as a consultant to COMSYS from March 2001 to May 2001. Prior to joining COMSYS, Mr. Tusa was a Vice President and Corporate Controller of Metamor Worldwide from February 1997 through October 1997 and served as Senior Vice President from October 1997 through January 2001. Mr. Tusa received a Bachelor’s Degree of Business Administration from Southwest Texas State University and a Masters in Business Administration from Louisiana State University. Mr. Tusa is a certified public accountant.

     Mr. Willis has an employment agreement dated December 2003 that provides for an annual base salary of not less than $425,000, subject to an annual increase as determined by the compensation committee. In addition,

Mr. Willis is eligible for an annual bonus ranging from 40% to 200% of the annual bonus target based upon the achievement of certain financial goals established by the compensation committee. The annual bonus target is initially set at $250,000 and is subject to an annual increase as determined by the compensation committee. The initial term of Mr. Willis’ employment agreement is three years, subject to automatic extensions for a one-year period at the end of each year of the term, unless the agreement is terminated. The agreement provides for severance equal to two times Mr. Willis’ then applicable annual base salary if Mr. Willis (i) is terminated by the Company without cause or (ii) terminates his employment for good reason. Upon such termination, all of his future rights to benefits, bonuses and reimbursements provided in his employment agreement will cease, except for medical plans and programs and life insurance coverage (in the same amounts) which will be maintained for a period of 12 months following the date of such termination. The agreement includes a restriction on competition for a period of up to two years following termination of Mr. Willis’ employment, except that such restriction will not apply if Mr. Willis (i) is terminated for any reason other than for cause or (ii) terminates the agreement for good reason.

     Mr. Tusa’s employment agreement is dated as of May 1, 2001 and he currently receives an annual base salary of $285,000, subject to an annual adjustment as determined by the compensation committee. Mr. Tusa is eligible for an annual bonus ranging from 50% to 200% of one-half of his annual base salary based upon the achievement of certain financial goals established by the compensation committee. The agreement provides for severance equal to one year’s base compensation, provided that Mr. Tusa is terminated without cause. The agreement includes a restriction on competition for a period of two years following termination of Mr. Tusa’s employment.

     The information required by Item 404(a) of Regulation S-K is set forth in our definitive proxy statement on Schedule 14A under the headings “Certain Relationships and Related Transactions” and “The Merger and the Sale of the Staffing Services Division – Proposals 1 and 2-Interests of our Directors and Executive Officers in the Transactions,” filed with the SEC on September 7, 2004 and is incorporated by reference in this report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements or Business Acquired.

Audited Financial Statements for COMSYS Holding, Inc. (1)

Report of Independent Registered Public Accounting Firm Financial Statements as of December 31, 2003 and December 31, 2002 and for each of the last three years in the period ended December 31,2003:

(i)	Consolidated Balance Sheets;

(ii)	Consolidated Statements of Operations;

(iii)	Consolidated Statements of Stockholders’ Deficit;

(iv)	Consolidated Statements of Cash Flows; and

(v)	Notes to Consolidated Financial Statements.

Unaudited Financial Statements of COMSYS Holding, Inc. (2)

Financial Statements as of June 30, 2004 and December 31, 2003 and for the periods ended June 30, 2004 and June 30, 2003:

(i)	Condensed Consolidated Balance Sheets;

(ii)	Condensed Consolidated Statements of Operations;

(iii)	Condensed Consolidated Statements of Cash Flows; and

(iv)	Notes to Condensed Consolidated Financial Statements.

(1)	Incorporated by reference to pages F-53 through F-76 of our definitive proxy statement on Schedule 14A, filed with the SEC on September 7 2004.

(2)	Incorporated by reference to pages F-77 through F-83 of our definitive proxy statement on Schedule 14A, filed with the SEC on September 7, 2004.

(b)	Pro Forma Financial Information.

     The required pro forma financial information reflecting the merger, the sale of our staffing services division and related transactions described in Item 2.01 above was included on pages 170 through 179 of our definitive proxy statement on Schedule 14A, filed on September 7, 2004, and is incorporated by reference in this report.

(c)	Exhibits.

Number	Exhibit
2.1	Agreement and Plan of Merger, dated as of July 19, 2004, among Venturi Partners, Inc., Merger Sub, Venturi Technology Partners, LLC, COMSYS Information Technology Services, Inc., COMSYS and the stockholders of COMSYS named therein (incorporated by reference to Annex A to the definitive proxy statement on Schedule 14A filed with the SEC on September 7, 2004 by Venturi Partners, Inc.).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of September 3, 2004, among Venturi Partners, Inc., Merger Sub, Venturi Technology Partners, LLC, COMSYS Information Technology Services, Inc., COMSYS and the stockholders of COMSYS named therein (incorporated by reference to our Current Report on Form 8-K filed with the SEC on September 10, 2004).

2.3	Stock Purchase Agreement, dated as of July 19, 2004, among PFI Corp., Venturi Partners, Inc. and Compass CS Inc. (incorporated by reference to Annex B to the definitive proxy statement on Schedule 14A filed with the SEC on September 7, 2004 by Venturi Partners, Inc.).

2.4*	Voting Agreement, dated as of September 30, 2004, among COMSYS IT Partners, Inc., Wachovia Investors, Inc. and certain stockholders party thereto.

2.5*	Voting Agreement, dated as of September 30, 2004, between COMSYS IT Partners, Inc. and MatlinPatterson Global Opportunities Partners, L.P.

3.1*	Amended and Restated Certificate of Incorporation of COMSYS IT Partners, Inc.

3.2*	Amended and Restated Bylaws of COMSYS IT Partners, Inc.

23.1*	Consent of Ernst & Young LLP.

99.1*	Press Release.

*Filed herewith.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.
Date: October 4, 2004	By:	/s/ Joseph C. Tusa, Jr.
	Name:	Joseph C. Tusa, Jr.
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
2.1	Agreement and Plan of Merger, dated as of July 19, 2004, among Venturi Partners, Inc., Merger Sub, Venturi Technology Partners, LLC, COMSYS Information Technology Services, Inc., COMSYS and the stockholders of COMSYS named therein (incorporated by reference to Annex A to the definitive proxy statement on Schedule 14A filed with the SEC on September 7, 2004 by Venturi Partners, Inc.).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of September 3, 2004, among Venturi Partners, Inc., Merger Sub, Venturi Technology Partners, LLC, COMSYS Information Technology Services, Inc., COMSYS and the stockholders of COMSYS named therein (incorporated by reference to our Current Report on Form 8-K filed with the SEC on September 10, 2004).

2.3	Stock Purchase Agreement, dated as of July 19, 2004, among PFI Corp., Venturi Partners, Inc. and Compass CS Inc. (incorporated by reference to Annex B to the definitive proxy statement on Schedule 14A filed with the SEC on September 7, 2004 by Venturi Partners, Inc.).

2.4*	Voting Agreement, dated as of September 30, 2004, among COMSYS IT Partners, Inc., Wachovia Investors, Inc. and certain stockholders party thereto.

2.5*	Voting Agreement, dated as of September 30, 2004, between COMSYS IT Partners, Inc. and MatlinPatterson Global Opportunities Partners, L.P.

3.1*	Amended and Restated Certificate of Incorporation of COMSYS IT Partners, Inc.

3.2*	Amended and Restated Bylaws of COMSYS IT Partners, Inc.

23.1*	Consent of Ernst & Young LLP.

99.1*	Press Release.

*Filed herewith.